Critical accounting estimates and judgments	12 Months Ended
Dec. 31, 2025
Critical accounting estimates and judgments
Critical accounting estimates and judgements

3.Critical accounting estimates and judgments

The preparation of consolidated financial statements requires management to make certain judgments, accounting estimates and assumptions that affect the amounts reported for the assets and liabilities as of the end of the reporting period and the amounts reported for revenues and expenses during the year. The nature of the estimation means that actual outcomes could differ from those estimates. The key sources of judgment and estimation uncertainty that have a significant risk of causing material adjustments to the carrying amounts of assets and liabilities are discussed below.

In preparing these consolidated financial statements, the significant judgments made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty are as follows:

3.1Key accounting judgments

(a)Going Concern

A number of the Group’s operating markets have continued to experience elevated interest rates and inflation during 2025, together with ongoing volatility in foreign exchange rates, although the Naira has remained stable against the U.S. dollar over the course of 2025 and into early 2026. In addition, ongoing geopolitical conflicts and wars have affected global diesel prices as well as the supply chain for raw materials such as steel and for equipment, including batteries.

The below table outlines Management’s assessment of and response to the main risks arising from the current global macro-economic conditions. These risks inherently impact the significant judgments and estimates made by management.

	Assessment	Risk discussion and response
Revenue and profitability	• Limited impact on revenue collections thus far. • Customers continue to perform, and we have not experienced significant deterioration in payments.

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The Group has long-term revenue contracts with its customers amounting to approximately $10.4 billion from continuing operations (see note 6).

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Our ability to collect revenue from our customers is impacted by our customers’ ability to generate and collect revenues from their operations. Our customers have, in the main, seen an increased demand for their services.

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The impact on collections has thus far been limited and the Group remains in constant conversation with customers regarding their liquidity and ability to meet their obligations.

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The Group regularly reviews measures for cost savings whilst maintaining its ability to operate effectively and towards strategic goals.

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The Group has continued to invest in capital expenditure which supports revenue growth.

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Customer revenue contracts include foreign exchange reset functions, including on Naira contracts.

Liquidity	• Sufficient liquidity is available. • No current impact on going concern.

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The Group has cash and cash equivalents of $853 million as of December 31, 2025, and undrawn facilities at IHS Holding level of $300 million.

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Management has assessed current cash reserves and the availability of undrawn facilities and continues to monitor available liquidity in the context of ongoing operational requirements and planned capital expenditure.

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In the context of current commitments and available liquidity, management believes that the going concern assumption remains appropriate.

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All of the Group’s operations are cash generative.

Access to USD	• Minimal impact to date.

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In Nigeria, during 2025 we continued to source U.S. dollars locally to fund our U.S. dollar requirements, and overall USD liquidity improved as the year progressed, although may not persist at current levels.

Internal controls	• Minimal impact to date.	• Our IT team monitors the increased risk of fraud, data or security breaches, loss of data and the potential for other cyber-related attacks and utilises security measures to mitigate such risks.
Supply chain	• Moderate risk due to delays.

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The Group works closely with suppliers and contractors to ensure availability of supplies on site, especially diesel supplies which are critical to many of our operations.

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Regular maintenance of our towers continues while observing strict safety guidelines for our employees and our suppliers and contractors.

Latam disposals and MTN Merger agreement	• Minimal impact to date.

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After December 31, 2025, the Group announced that it had signed transactions to dispose of its Latam tower and fiber operations. These disposals will result in significant cash inflows and improve liquidity, and therefore are not a risk to going concern.

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The Company also signed a definitive merger agreement to be acquired by MTN subject to closing conditions. Management has not identified any significant risks to liquidity, covenant compliance, or operational continuity that would result from the completion of this merger.

As part of their regular assessment of the Group’s liquidity and financing position, the Directors have prepared detailed forecasts for a period which extends beyond 12 months after the date of approval of these consolidated financial statements. In assessing the forecasts, the Directors have considered:

●	the current economic conditions in the operating markets and how those impacts trading;
●	the impact of macroeconomic factors, particularly interest rates and foreign exchange rates;
●	the status of the Group’s financial arrangements (see also note 22);
●	mitigating actions available should business activities fall behind current expectations; and
●	additional sensitivity analysis under a stressed scenario to assess the impact of a severe but plausible downside case.

Whilst the external environment, including movements in the Naira exchange rate, remains inherently uncertain and some impact on our operations and performance could occur, we currently do not believe that this volatility will directly have a material adverse effect on our financial condition or liquidity for the foreseeable future, given the contractual revenue reset mechanisms and our available liquidity.

After December 31, 2025, the Group announced it has signed agreements to dispose of its Latam tower and fiber operations which will result in significant cash inflows and improve liquidity.

Also after December 31, 2025, the Group signed a definitive merger agreement to be acquired by MTN and management has not identified any significant risks to liquidity, covenant compliance, or operational continuity that would result from the completion of this merger

Having carefully considered this and the other factors noted above, the Directors have a reasonable expectation that the Group and the Company have adequate resources to continue in operational existence for at least 12 months from the date of issuance of these consolidated financial statements and to operate within the covenant levels of their current debt facilities. The Directors therefore continue to consider it appropriate to adopt the going concern basis of accounting in preparing the consolidated financial statements.

(b)Determining the lease term of contracts with renewal options

The Group determines the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised and any periods covered by an option to terminate the lease, if it is reasonably certain that the termination options will not be exercised.

The Group has the option under some of its leases to lease the assets for additional periods of up to 10 years. The Group applies judgment in evaluating whether it has a unilateral option to renew the lease for a further period or is otherwise provided that option under the laws governing the lease agreement and is reasonably certain to exercise the option to renew. That is, it considers all relevant factors that create an economic incentive for it to exercise the renewal or for the landlord to accept a renewal, including the nature of the underlying asset, the availability of a similar asset in a similar location, and the expected business impact or relocating its towers. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its intention or ability to exercise (or not to exercise) the option to renew.

(c)	Deferred tax on unremitted earnings in Nigeria (Note 16)

The Group is required to assess whether deferred tax liabilities should be recognized on temporary differences arising from unremitted earnings in accordance with IAS 12 Income Taxes. Under IAS 12.39, a deferred tax liability is recognized for taxable temporary differences associated with investments in subsidiaries, except where the parent is able to control the timing of the reversal and it is probable that the temporary difference will not reverse in the foreseeable future.

On December 31, 2025 the Group has determined that it meets the conditions for applying the recognition exception in IAS 12.39 in respect of its Nigerian subsidiaries. While the Group controls the dividend policy of these entities, based on management's current intention, it does not expect to distribute accumulated earnings in the foreseeable future. Accordingly, no deferred tax liability has been recognised on unremitted earnings.

(d)	Deferred tax on unrealized foreign exchange losses in Nigeria (Note 16)

The Group recognizes deferred tax assets for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized. The reversal of deductible temporary differences in relation to unrealized foreign exchange losses is determined by management’s intention for the repayment of intercompany loans from Nigeria, which is informed by the Group's funding strategy including in relation to its listed bond maturing in September 2027.

As at December 31, 2025 a $72.1 million deferred tax asset was recognized in relation to unrealised foreign exchange losses on a USD-denominated intercompany loan which is assumed to be repaid, when due, in 2027 from surplus funds generated in Nigeria and not refinanced by way of a new USD-denominated intercompany loan. On repayment, the losses become realized and deductible for Nigerian tax purposes. This intention is supported by the Group's approved business plan.

If, however, repayment of the intercompany loan was refinanced by way of a new USD-denominated intercompany loan, and surplus funds were distributed, these distributions would be subject to withholding tax. A deferred tax liability of approximately $20 million would arise under this scenario, an approximate $80 million deferred tax asset reduction to the asset recognized at December 31, 2025.

3.2Key accounting estimates

Goodwill impairment

The Group tests annually whether goodwill has suffered any impairment, in accordance with the accounting policy stated in note 2.10.

The assessment for impairment entails comparing the carrying value of the cash generating unit, or group of cash generating units, with its recoverable amount, that is, the higher of the value in use and the fair value less costs of disposal. Value in use is determined on the basis of discounted estimated future net cash flows. Fair value less costs of disposal is determined on the basis of the income approach, discounting estimated future net cash flows that reflects current market expectations. Determination as to whether and how much an asset is impaired involves management estimates on highly uncertain matters such as future revenue (taking into account tenancy rates for tower businesses and homes passed and homes connected for the fiber business), and the direct effect these have on gross profit margins in the initial five-year forecast period, discount rates, terminal growth rates and cost related to the disposal of a business.

In determining value in use the Group makes estimates and assumptions concerning the future. The assumptions adopted in the computation of the value in use are considered reasonable to the circumstance of each CGU or group of CGUs. The resulting accounting estimates will, by definition, seldom equal the related actual results. Such estimates and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.